UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2010

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34747	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 15, 2010, Spansion Inc. (the “Company”) replaced Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The Audit Committee (the “Audit Committee”) of the board of directors of the Company approved the decision to replace EY on May 14, 2010.

EY’s audit report on the financial statements of the Company for the fiscal years ended December 27, 2009 and December 28, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements included in its annual reports on Form 10-K for the fiscal years ended December 27, 2009 and December 28, 2008 contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of EY, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of EY, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Also on May 14, 2010, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP as its principal accountant to audit the Company’s financial statements for the fiscal year ending December 26, 2010. The Company engaged PricewaterhouseCoopers LLP on May 19, 2010.

The Company has provided EY with a copy of the disclosures in this Current Report on Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (the “Commission”). The Company requested that EY furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the letter from EY confirming its agreement with certain disclosures made herein and stating its lack of a basis on which to agree or disagree with other disclosures made herein is attached as Exhibit 16.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated May 19, 2010.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2010	SPANSION INC.

	By:	/s/ JOHN H. KISPERT
	Name:	John H. Kispert
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated May 19, 2010.